EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BCB Bancorp, Inc.
Bayonne, New Jersey

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-112201 and 333-165127) of BCB Bancorp Inc., of our report dated March 29, 2010, relating to the consolidated financial statements, which appears in this Form 10-K for the year ended December 31, 2009.

ParenteBeard LLC
Clark, New Jersey
March 29, 2010